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                                                                    Exhibit 99.1

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                                                                  [LOGO] VOXWARE

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VOXWARE ANNOUNCES FISCAL 2006 FIRST QUARTER RESULTS

CONTINUED REVENUE GROWTH, POSITIVE OPERATING INCOME, AND INCREASES IN WORKING CAPITAL

LAWRENCEVILLE, NJ -- NOVEMBER 1, 2005 - Voxware, Inc. (OTC: VOXW), a leading supplier of voice-driven solutions for the logistics workforce, announced financial results for the quarter ended September 30, 2005.

                                                 THREE MONTHS ENDED
                                                    SEPTEMBER 30
                                              2005                2004                       % CHANGE
                                              ----                ----                       --------
                                                                            (positive numbers indicate favorable variance,
                                                   (in thousands)            numbers in () indicate unfavorable variance)
           Total Revenues                  $    5,379         $    2,894                        +86%
             Net (Loss)                    $    (108)         $     (702)                       +85%
 applicable to common stockholders


"In this quarter the Company once again enjoyed strong results," stated Tom Drury, Voxware's CEO. "Revenues surpassed the $5.0 million mark for the second quarter in a row, and we again achieved positive operating income, equal to $121,000 in this quarter. After the exclusion of $415,000 in amortization of deferred employee compensation associated with stock option issuances (a non-cash item), operating income was $536,000. Voxware believes this is an important measure of overall financial health of the Company because it is more closely correlated to cash flow. Working capital stood at over $7 million at the end of the quarter."

With its strengthened financial position, the Company continues its plans for growth with increased levels of spending in research and development along with sales and marketing over last year's levels. R&D spending is focused on completing the Company's next generation of products. Concurrently, sales and marketing is being enhanced to support these products and expand distribution channels.


ABOUT VOXWARE

Voxware, Inc. (OTC: VOXW), provides voice-driven logistics solutions that optimize the full spectrum of warehouse operations for greater accuracy, productivity and flexibility in supply chain execution.

Voxware's corporate headquarters are in Lawrenceville, New Jersey, with operating offices in Cambridge, Massachusetts and the United Kingdom. Additional information about Voxware can be obtained on the Internet at WWW.VOXWARE.COM.

FOR ADDITIONAL INFORMATION:

Investor Relations Contact:
Paul Commons IR@voxware.com
Voxware, Inc.
609.514.4100

This news release may contain forward-looking statements. Such statements are subject to certain factors that may cause Voxware's plans to differ or results to vary from those expected including the risks associated with Voxware's need to introduce new and enhanced products and services in order to increase market penetration and the risk of obsolescence of its products and services due to technological change; Voxware's need to attract and retain key management and other personnel with experience in providing integrated voice-based solutions for logistics, specializing in the supply chain sector; the potential for substantial fluctuations in Voxware's results of operations; competition from others; Voxware's evolving distribution strategy and dependence on its distribution channels; the potential that speech products will not be widely accepted; Voxware's need for additional capital; and a variety of risks set forth from time to time in Voxware's filings with the Securities and Exchange Commission. Voxware undertakes no obligation to publicly release results of any of these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unexpected results.

                                 (Tables Follow)

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CORPORATE HEADQUARTERS | 168 Franklin Corner Road, Lawrenceville, NJ  08648 |
Tel: 609. 514.4100  |  Fax: 609. 514.4101

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
                                               VOXWARE, INC. AND SUBSIDIARIES
                                                 CONSOLIDATED BALANCE SHEETS
                                              (IN THOUSANDS, EXCEPT SHARE DATA)


                                                                                   SEPTEMBER 30, 2005     JUNE 30, 2005
                                                                                   ------------------   ------------------
                                                                                       (UNAUDITED)            (AUDITED)
                                         ASSETS
CURRENT ASSETS
   Cash and cash equivalents                                                       $            7,732   $            3,639
   Accounts receivable, net of allowance for doubtful accounts of $154 and
      $116 at September 30, 2005 and June 30, 2005, respectively                                3,012                2,408
   Inventory, net                                                                                 494                  616
   Deferred project costs                                                                          71                  150
   Prepaids and other current assets                                                               36                   61
                                                                                   ------------------   ------------------
         TOTAL CURRENT ASSETS                                                                  11,345                6,874

PROPERTY AND EQUIPMENT, NET                                                                       331                  238
OTHER ASSETS
   Deferred financing costs, net                                                                  219                  266
   Other assets, net                                                                               36                   36
                                                                                   ------------------   ------------------
         TOTAL OTHER ASSETS                                                                       255                  302
                                                                                   ------------------   ------------------
TOTAL ASSETS                                                                       $           11,931   $            7,414
                                                                                   ==================   ==================

                          LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
   Current portion of long-term debt                                               $              666   $              666
   Line of credit                                                                                   -                1,000
   Accounts payable and accrued expenses                                                        2,447                3,103
   Deferred revenues                                                                            1,212                1,501
                                                                                   ------------------   ------------------
         TOTAL CURRENT LIABILITIES                                                              4,325                6,270
   Long-term debt, net of current maturities                                                      167                  334
                                                                                   ------------------   ------------------
         TOTAL LIABILITIES                                                                      4,492                6,604
                                                                                   ------------------   ------------------

STOCKHOLDERS' EQUITY
   7% cumulative Series D convertible preferred stock, $.001 par value,
      ($9,744 aggregate liquidation preference at June 30, 2005);
      649,621,940 shares issued and outstanding at June 30, 2005                                    -                  650
   Common stock, $.001 par value, 1,500,000,000 shares authorized as of
      September 30, 2005 and June 30, 2005; 938,655,097 and 78,203,061 shares
      issued and outstanding at September 30, 2005 and June 30, 2005, respectively                939                   78
   Additional paid-in capital                                                                  77,007               70,718
   Accumulated deficit                                                                        (66,654)             (66,626)
   Deferred compensation                                                                       (3,864)              (4,022)
   Accumulated other comprehensive gain                                                            11                   12
                                                                                   ------------------   ------------------

         TOTAL STOCKHOLDERS' EQUITY                                                             7,439                  810
                                                                                   ------------------   ------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                         $           11,931   $            7,414
                                                                                   ==================   ==================

Financial statements should be read in conjunction with the Notes to Consolidated Financial Statements contained in Forms 10-K, 10-K/A, 10-QSB and 10-QSB/A.

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

                                              VOXWARE, INC. AND SUBSIDIARIES
                                          CONSOLIDATED STATEMENTS OF OPERATIONS
                                          (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                          THREE MONTHS ENDED
                                                                                             SEPTEMBER 30,
                                                                                 --------------------------------------
                                                                                       2005                  2004
                                                                                 -----------------    -----------------
                                                                                    (UNAUDITED)           (UNAUDITED)
REVENUES
    Product revenues                                                             $           4,377    $           2,265
    Services revenues                                                                        1,002                  629
                                                                                 -----------------    -----------------
         TOTAL REVENUES                                                                      5,379                2,894
                                                                                 -----------------    -----------------

COST OF REVENUES
    Cost of product revenues                                                                 1,223                  661
    Cost of service revenues                                                                 1,105                  687
                                                                                 -----------------    -----------------
         TOTAL COST OF REVENUES                                                              2,328                1,348
                                                                                 -----------------    -----------------

GROSS PROFIT                                                                                 3,051                1,546
                                                                                 -----------------    -----------------

OPERATING EXPENSES
    Research and development                                                                   674                  446
    Sales and marketing                                                                      1,138                  510
    General and administrative                                                                 703                  698
    Amortization of deferred employee compensation                                             415                  356
                                                                                 -----------------    -----------------

         TOTAL OPERATING EXPENSES                                                            2,930                2,010
                                                                                 -----------------    -----------------

OPERATING INCOME (LOSS)                                                                        121                 (464)

OTHER EXPENSES
    Interest expense                                                                           (37)                 (60)
    Other expenses, net                                                                        (46)                  (1)
                                                                                 -----------------    -----------------

NET INCOME (LOSS) BEFORE INCOME TAXES                                                           38                 (525)

PROVISION FOR INCOME TAXES                                                                     (66)                   -
                                                                                 -----------------    -----------------

NET LOSS                                                                                       (28)                (525)
    Dividends-Series D convertible preferred stock                                             (80)                (177)
                                                                                 -----------------    -----------------

NET LOSS APPLICABLE TO COMMON STOCKHOLDERS                                       $            (108)   $            (702)
                                                                                 =================    =================

NET LOSS PER SHARE APPLICABLE TO COMMON STOCKHOLDERS
    Basic and diluted                                                            $           (0.00)   $           (0.02)
                                                                                 =================    =================

WEIGHTED AVERAGE NUMBER OF SHARES USED IN COMPUTING NET LOSS PER COMMON SHARE
    Basic and diluted                                                                      543,033               46,434
                                                                                 =================    =================

Financial statements should be read in conjunction with the Notes to Consolidated Financial Statements contained in Forms 10-K, 10-K/A, 10-QSB and 10-QSB/A.